UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 16, 2014

GARNERO GROUP ACQUISITION COMPANY

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36482	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av. Brig. Faria Lima, 1485-19 Andar, Brasilinvest Plaza CEP 01452-002, Sao Paulo, Brazil

(Address of Principal Executive Offices) (Zip Code)

(55) 1130947970

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.  Other Events.

On July 16, 2014, Garnero Group Acquisition Company (the “Company”) was informed by EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s initial public offering, that holders of the Company’s units will be able to separately trade the ordinary shares, rights and warrants included in such units commencing on or about July 23, 2014.  The ordinary shares, rights and warrants will be listed on the NASDAQ Capital Market (“NASDAQ”) under the symbols GGAC, GGACR and GGACW, respectively.  Units not separated will continue to be listed on NASDAQ under the symbol GGACU.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2014

GARNERO GROUP ACQUISITION COMPANY

By:	/s/ Mario Garnero
Name: Mario Garnero Title: Chief Executive Officer